EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of SurModics, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2010, as filed with the Securities and Exchange Commission (the “Report”), I, Philip D. Ankeny, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2010	Signature:	/s/ Philip D. Ankeny
Philip D. Ankeny
Chief Executive Officer, Senior Vice President and Chief Financial Officer